Prospectus Supplement                                         85098  7/02

dated July 29, 2002 to:
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PUTNAM TAX-FREE INSURED FUND (the "fund")
Prospectus dated November 30, 2001

In the section entitled "What are the fund's main investment strategies and related risks? - Insurance," the following sentence replaces the first sentence:

Under normal market circumstances, at least 80% of the fund's net assets will be insured as to payment of principal and interest in the event of default.

The following sentence is added to the end of the first paragraph under the heading "What are the fund's main investment strategies and related risks? - Derivatives."

"Investments in derivatives may be applied toward meeting a requirement to invest in a particular kind of investment if the derivatives have economic characteristics similar to that investment."